Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of POW! Entertainment, Inc. on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof , the undersigned hereby certifies, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of the Company, that:

1.       the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date: March 23, 2012	By:	/s/ Gill Champion
Gill Champion President and Chief Executive Officer